Amendment and Consent Agreement No. 8 for
                               Lease Agreement and
                       Certain Other Operative Agreements

         THIS AMENDMENT AND CONSENT AGREEMENT NO. 8 (this "Amendment Agreement") is made and entered into as of the 19th of April, 2001, by and among AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales"), as Construction Agent (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the holders party to the Trust Agreement (defined below) (the "Holders"); each of the Lenders party to the Credit Agreement (defined below)(the "Lenders"); and each of the Guarantors party to the Guaranty Agreement (defined below).

                              W I T N E S S E T H:

         WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (as amended, the "Participation Agreement"); and

         WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (as amended, the "Credit Agreement"); and

         WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (as amended, the "Trust Agreement"); and

         WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (as amended, the "Lease" or "Lease Agreement"); and

         WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the respective Guaranty Agreements (Series A Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the respective Guaranty Agreements (Lessee Obligations) dated as of December 17, 1998, February 18, 2000, March 31, 2000 or May 31, 2000, as the case may be, (collectively, the "Lessee Guaranty Agreement", and collectively with the Series A Guaranty Agreement and any other Guaranty Agreement (as defined in the Participation Agreement), the "Guaranty Agreement" or "Guaranty"); and

         WHEREAS, the Construction Agent and the Lessee have informed the Agent and the Owner Trustee that in order to prevent an Event of Default under the Lease Agreement, the Participation Agreement and other Operative Agreements, certain covenants must be amended; and

         WHEREAS, the parties hereto desire further to amend the Lease Agreement and certain other Operative Agreements in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee, the Holders, the Agent and the Lenders do hereby agree as follows:

         1. Definitions. The terms "Participation Agreement", "Lease" and "Lease Agreement" as used herein and in the Operative Agreements (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Participation Agreement.

         2. Amendments to Participation Agreement. The Participation Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) Appendix A to the Participation Agreement is amended by adding each of the following definitions, in the appropriate alphabetical order; each of the following definitions of any term replaces any previous definition of such term that may have appeared in the Participation Agreement or any other Operative Agreement.

                            " 'Amendment No. 8' shall mean Amendment and Consent
                  Agreement No. 8 for Lease Agreement and certain other Operative Agreements dated as of April 19, 2001, among the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Holders and Lenders party thereto and the Guarantors party thereto.' "

                           " 'Designated Asset Sales' means the sale of any or
                  all of the assets and Capital Stock identified on Schedule 2 attached to Amendment No. 8.' "

                           " 'Guarantors' shall mean, collectively, Aviation
                  Sales, each of the Domestic Subsidiaries of Aviation Sales (other than Excluded Subsidiaries), Robert Alpert and Lacy J. Harbor.' "

                           " 'Tangible Net Worth' shall mean the amount
                  calculated as (i) the consolidated net worth of Aviation Sales and its Subsidiaries minus (ii) the consolidated intangibles of Aviation Sales and its Subsidiaries including, without limitation, goodwill, trademarks, tradenames, copyrights, patents, patent applications, licenses and rights in any thereof and other items treated as intangibles in accordance with GAAP plus (iii) the amount of non-cash reserves with respect to the TNW Adjustments, in each instance, as included on the balance sheet of Aviation Sales and its Subsidiaries in accordance with GAAP and which non-cash reserves, in the aggregate, shall not exceed $47,741,000 plus (iv) no more than $161,000 per month of non-cash reserves with respect to unaccrued interest income with respect to the KAV Senior Subordinated Notes (as such term is defined in the Existing Aviation Sales Credit Agreement), as included on the balance sheet of Aviation Sales and its Subsidiaries in accordance with GAAP.' "

                           " 'TNW Adjustments means those non-cash adjustments
                  identified on Schedule 1 attached to Amendment No. 8.' "

                  (b) Section 28.1(a) is amended to add the following provision as clause (vi) at the end:

                  " '(vi) Updated Plan and Financial Forecast. By June 4, 2001,
                  (A) an updated plan and financial forecast consisting of a balance sheet, income statement and statement of cash flows by month for the Fiscal Year ending December 31, 2000, and (B) an updated plan and financial forecast for the Fiscal Year ending December 31, 2002, including forecasted consolidated balance sheet, income statement, and statement of cash flow for Aviation Sales and its Subsidiaries for such Fiscal Years.' "

         3. Agreement and Confirmation by Guarantors. Each of the undersigned Guarantors has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendments to the Lease Agreement, the Participation Agreement and other Operative Agreements contained herein and (ii) confirming its respective guarantee of payment of all Borrower's Liabilities (as defined in the Series A Guaranty Agreement) and Lessee's Liabilities (as defined in the Lessee Guaranty Agreement).

         4. Representations, Warranties and Covenants. The Lessee and the Construction Agent hereby represent, warrant and covenant that:

                  (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 (other than in Section 7.3(f)(i)) of the Participation Agreement are true on and as of the date hereof; and the representations in warranties set forth in Section 7.3(f)(i) of the Participation Agreement are true on and as of the date set forth in such Section);

                  (b) (i) The audited consolidated financial statements of each of the Construction Agent and the Lessee as at December 31, 1999, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and
         (ii) the unaudited consolidated financial statements as at September 30, 2000, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP (subject to normal year-end adjustments) and fairly present the financial condition of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal quarter then ended. Neither Aviation Sales nor any Guarantor (other than Robert Alpert or Lacy J. Harbor) or any Subsidiary of Aviation Sales has, as of the date hereof, any Accommodation Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not disclosed in writing to the Agent, the Lenders and the Holders prior to the date hereof.

                  (c) The business and properties of the Lessee and the Construction Agent and the Guarantors and the Subsidiaries of Aviation Sales are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

                  (d) No event has occurred and no condition exists which, after giving effect to this Amendment Agreement, constitutes a Default or an Event of Default on the part of the Lessee or the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both, except as waived in accordance with Section 5 hereof. Since September 30, 2000, there has occurred no event with respect to the Lessee, the Construction Agent or any Guarantor or any Subsidiary of Aviation Sales which has resulted, or is reasonably likely to result, in a Material Adverse Effect.

                  (e) There is no action, suit, proceeding, claim, investigation or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Aviation Sales, threatened against Aviation Sales, any Guarantor or any Subsidiary of Aviation Sales or any of their respective Assets (i) challenging the validity or the enforceability of any of the Operative Agreements, (ii) which will, or is reasonably likely to, result in any Material Adverse Effect, or
         (iii) under the Racketeering Influenced and Corrupt Organizations Act or any similar federal or state statute or law under any jurisdiction outside of the United States where such Person is a defendant in a criminal indictment that provides for the forfeiture of assets to any Governmental Authority as a criminal penalty. There is no material loss contingency within the meaning of GAAP which has not been reflected in the Financial Statements of Aviation Sales and its Subsidiaries. Neither Aviation Sales nor any Guarantor or any Subsidiary of Aviation Sales is subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will, or is reasonably likely to, result in a Material Adverse Effect.

         This Amendment Agreement shall be deemed to be an Operating Agreement and any violation of a covenant contained herein shall be a violation of an Operative Agreement.

         5. Consent and Waivers.

         (a) As of the date hereof and subject to the Agent's receipt of the amendment referenced in Section 6(a)(iv) below, the Agent, the Owner Trustee, the Lenders and the Holders hereby consent to the amendment of the Existing Aviation Sales Credit Agreement on the terms and conditions referenced on or attached hereto as Exhibit A and made a part hereof.

         (b) The Agent, the Owner Trustee, the Lenders and the Holders hereby waive all of their rights and remedies arising under any Operative Agreement due to the fact that the report of Arthur Anderson LLP on the consolidated Financial Statements of Aviation Sales and its Subsidiaries for the Fiscal Year ended December 31, 2000 (which report has been or will be delivered to the Agent, the Lenders and the Holders pursuant to Section 28.1.1(c)(iii)) may be qualified as to the "going concern" status of Aviation Sales and its Subsidiaries.

         (c) The Agent, the Owner Trustee, the Lenders and the Holders hereby waive all of their rights and remedies arising under any Operative Agreement that may arise due to the fact that the Financial Statements of Aviation Sales and its Subsidiaries for the Fiscal Year ended December 31, 2000, on Form 10-K were filed with the Commission after the due date therefor.

         (d) The Agent, the Owner Trustee, the Lenders and the Holders hereby waive all of their rights and remedies arising under any Operative Agreement due to any non-compliance by Aviation Sales and its Subsidiaries with Sections
28.4.1 through 28.4.7 of the Lease, in each case with respect to the Fiscal Quarter (or Four-Quarter Period, as applicable) ending March 31, 2001, June 30, 2001, September 30, 2001 or December 31, 2001. Provided, however, if (i) there is any violation of any covenant contained in Sections 11.01 through 11.07 of the Existing Aviation Sales Credit Agreement (as amended, modified or restated from time to time) (the "Amended Aviation Sales Credit Agreement"), in each case with respect to the Fiscal Quarter (or Four-Quarter Period, as applicable) ending March 31, 2001, June 30, 2001, September 30, 2001 or December 31, 2001, and (ii) either (A) such violation has not been waived by the requisite parties under the Amended Aviation Sales Credit Agreement (or cured pursuant to an amendment to such agreement permitted by Section 5(e) hereof) within thirty (30) days of the date of such violation, or (B) the agent or any lender under the Amended Aviation Sales Credit Agreement has accelerated any obligation due thereunder or commenced the exercise of any other remedy as a result of such violation, then (notwithstanding any waiver contained in this paragraph) such violation shall constitute an immediate and automatic Lease Event of Default, Credit Agreement Event of Default and Event of Default in accordance with
Section 17.1(n) of the Lease. In addition, nothing contained in this paragraph shall prevent the Agent, the Owner Trustee, the Lenders or the Holders from exercising any rights or remedies with respect to: (Y) any violation of any of Sections 28.4.1 through 28.4.7 of the Lease with respect to any Fiscal Quarter or Four-Quarter Period ending on a date prior to March 31, 2001 or after December 31, 2001, or (Z) any other Aviation Sales Credit Agreement Event of Default or any default under the Subordinated Debt pursuant to Section 17.1(n) of the Lease.

         (e) The Agent, the Owner Trustee, the Lenders and the Holders hereby waive any right to consent to any amendment of Sections 11.01 through 11.07 of the Amended Aviation Sales Credit Agreement (and definitions to the extent, but only to the extent, used in such Sections), in each case with respect to the Fiscal Quarter (or Four-Quarter Period, as applicable) ending March 31, 2001, June 30, 2001, September 30, 2001 or December 31, 2001. Nothing contained in this paragraph shall waive any right to consent to any amendment of such provisions with respect to any Fiscal Quarter or Four-Quarter Period ending on a date prior to March 31, 2001 or after December 31, 2001.

         (f) The Agent, the Owner Trustee, the Lenders and the Holders hereby waive any right to consent to any amendment of the Amended Aviation Sales Credit Agreement to the extent (but only to the extent) that such amendment delays the due date for any payment to the agent or any lender under such credit agreement or term loan note. Nothing contained in this paragraph shall waive any right to consent to any portion of an amendment to the Amended Aviation Sales Credit Agreement that has any effect other than delaying the due date for any such payment. In addition, nothing contained in this paragraph or any preceding paragraph shall waive any right to vote or any other right that Bank of America may have in its capacity as a lender or participant under the Amended Aviation Sales Credit Agreement.

         The consent and waivers contained in this Section 5 are granted only for the specific instances described herein and are not intended to create a course of dealing or otherwise impair the future ability of the Lessor, the Agent, any Lender or any Holder to declare a Lease Event of Default or any other Event of Default or otherwise enforce the terms of any Operative Agreement. Neither such consent nor any such waiver is intended to be nor shall it be construed to be a general waiver or alteration of any of the terms or conditions of any Operative Agreement.

         6. Conditions Precedent. The effectiveness of this Amendment Agreement, and any amendment, consent or waiver contained herein, shall be subject to fulfillment of the following conditions precedent:

                  (a) The Agent shall have received on the date hereof, in form and substance satisfactory to the Agent, the following:

                           (i) a fully-executed original of this Amendment
                  Agreement;

                           (ii) an opinion of outside counsel to the Lessee and
                  the Guarantors, addressed to the Agent, the Owner Trustee and the Lenders and Holders, including without limitation (A) an opinion of such counsel with respect to noncontravention of the Citicorp Loan Documents and agreements under which the Senior Subordinated Notes have been issued, by this Amendment Agreement, and the instruments and documents executed by the Lessee, Construction Agent and Guarantors in connection herewith, and (b) an opinion to the effect that the execution, delivery and performance of this Amendment Agreement will not affect the priority of any Lien in favor of the Owner Trustee or the Agent (on behalf of itself, any Lender or any Holder) that exists under the Operative Agreements (which opinion may be included in the opinion referred to in clause (ii) above);

                           (iii) a certificate of the Secretary or an Assistant
                  Secretary of each of the Lessee and each Guarantor in such form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is or will be a party, (B) the fact that neither its certificate of incorporation nor its bylaws have been changed from the versions that were certified and delivered to the Agent on the Initial Closing Date (or if they have been changed, such certificate of incorporation or by-laws certified as of a recent date by the Secretary of State of the State of its incorporation), and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is a party; and

                           (iv) an executed amendment of the Existing Aviation
                  Sales Credit Agreement, including the consent of Citicorp to this Amendment Agreement in the form of Exhibit A attached hereto;

                           (v) evidence of the payment of all fees and amounts
                  set forth in Exhibit B attached hereto;

                           (vi) a fully-executed original of a Guaranty
                  Agreement (Series A Obligations) dated as of the date hereof among Robert Alpert, Lacy J. Harbor and the Agent, in the form attached hereto as Exhibit C;

                           (vii) a fully-executed original of a Guaranty
                  Agreement (Lessee Obligations) dated as of the date hereof among Robert Alpert, Lacy J. Harbor and the Agent, in the form attached hereto as Exhibit D;

                           (viii) any additional agreements, instruments or
                  documents which it may reasonably request in connection herewith;

                  (b) The correctness in all material respects on the date hereof of the representations and warranties of the Owner Trustee, Construction Agent and the Lessee contained herein and in each of the Operative Agreements;

                  (c) After giving effect to the consent and waiver set forth in
         Section 5 of this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing on the date hereof;

                  (d) No material adverse change shall have occurred in the business, assets, management, operations, financial condition or prospects of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales since September 30, 2000;

                  (e) Since September 30, 2000, no permit, agreement, lease, or license which, in the judgment of the Agent, is material to the business, operations or employee relations of Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales, including without limitation, any agreement relating to the Existing Aviation Sales Credit Agreement or the Senior Subordinated Notes (as defined in the Existing Aviation Sales Credit Agreement), shall have been terminated, modified, revoked, breached, or declared to be in default, or if breached or declared to be in default during such period, such breach or default shall have been cured or waived on terms satisfactory to the Agent and Lenders;

                  (f) Lenders and Holders shall have reviewed all litigation pending or threatened against Aviation Sales or any Guarantor or any Subsidiary of Aviation Sales and determined to their satisfaction that no Material Adverse Effect will, or is reasonably likely to, result from the existence thereof; and

                  (g) None of the members of Aviation Sales' Board of Directors as of September 30, 2000, shall have ceased acting as members of such Board of Directors.

         7. Release.

                  (a) Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Amendment Agreement, each of Aviation Sales and each of its Subsidiaries hereby releases and forever discharges, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, Affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether heretofore or now existing, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Amendment Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof. Each of Aviation Sales and each of its Subsidiaries further agrees not to bring any action in any judicial, administrative or other proceeding against the Released Parties, or any of them, alleging any such Release Claim or otherwise arising in connection with any such Release Claim.

                  (b) It is the intent of the parties that except as otherwise set forth herein, the foregoing release shall be effective as a full and final accord and satisfaction of all claims hereby released and each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed. In this connection, each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now existing and unknown to it may have given or may hereafter give rise to Release Claims, which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent, and it further agrees, represents and warrants that this release has been negotiated and agreed upon in view of that realization. Nevertheless, Aviation Sales and its Subsidiaries hereby intend to release, discharge and acquit the Released Parties of and from any such unknown, unsuspected, unliquidated, unmatured and/or contingent Release Claims, which are in any way set forth in or related to the matters identified above in this Section 7. Aviation Sales and its Subsidiaries hereby explicitly waive the benefits of any common law or statutory rule with respect to the release of such Release Claims.

                  (c) The acceptance and delivery of this Amendment Agreement by the Agent on behalf of the Released Parties shall not be deemed or construed as an admission of liability with respect to the Release Claims or otherwise by the Released Parties, or any of them, and the Released Parties hereby expressly deny liability of any nature whatsoever arising from or related to the subject of the release contained in this Section 7.

                  (d) Each of Aviation Sales and each of its Subsidiaries hereby agrees, represents and warrants that: (i) such party has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Release Claims purported to be released by this Section 7; (ii) such party has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment Agreement; and (iii) such party is fully aware of the effect of releases such as that contained in this Section 7.

         8. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         9. Full Force and Effect of Operative Agreements. Except as hereby specifically amended, modified or supplemented, the Participation Agreement, the Lease and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         10. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                      AVIATION SALES COMPANY,
                                      as Construction Agent

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      AVIATION SALES COMPANY,
                                      as Lessee

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION
                                      not individually, except as
                                      expressly stated under the Operative
                                      Agreements, but solely as Owner
                                      Trustee under the Aviation Sales
                                      Trust 1998-1

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      BANK OF AMERICA, N.A., as a Holder and as a Lender

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                              JOINDER BY GUARANTORS

The undersigned Guarantors hereby join in and consent to this Amendment
Agreement.

                              AVIATION SALES COMPANY
                              AVS/M-1, INC. (formerly AVIATION SALES
                                 MANUFACTURING COMPANY)
                              AVIATION SALES PROPERTY
                                 MANAGEMENT  CORP.
                              AVIATION SALES FINANCE COMPANY
                              TIMCO ENGINE CENTER, INC.
                              AVS/M-2, INC (formerly AVS/KRATZ-WILDE
                              MACHINE COMPANY
                              AVS/M-3, INC. (formerly APEX MANUFACTURING,  INC.)

                              AEROCELL STRUCTURES, INC.
                              AVIATION SALES DISTRIBUTION
                                 SERVICES COMPANY
                              AVIATION SALES LEASING COMPANY
                              WHITEHALL CORPORATION
                              TRIAD INTERNATIONAL MAINTENANCE
                                 CORPORATION (successor in
                                 interest to Aero Corporation and
                                 Aero Corp Macon, Inc.)
                              AVIATION SALES MAINTENANCE, REPAIR &
                                 OVERHAUL COMPANY
                              CARIBE AVIATION, INC.
                              AIRCRAFT INTERIOR DESIGN, INC.
                              AERO HUSHKIT CORPORATION
                              HYDROSCIENCE, INC.
                              TIMCO ENGINEERED SYSTEMS, INC.


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:________________ of each of the foregoing
                                    Guarantors

                              AVSRE, L.P.
                              By: Aviation Sales Property Management Corp., its general partner

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       AVIATION SALES SPS I, INC.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       _________________________________________
                                       ROBERT ALPERT

                                       _________________________________________
                                       LACY J. HARBOR